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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2003

                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)

         Delaware                    0-20570                 59-2712887
(State or other jurisdiction    (Commission File           (IRS Employer
    of incorporation)                Number)            Identification No.)

         152 West 57th Street, New York, NY              10019
      (Address of principal executive offices)        (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On February 6, 2003, the Registrant issued a press release announcing its results for the quarter and full year ended December 31, 2002. The full text of this press release, appearing in Exhibit 99.1 hereto, and forward-looking financial information, appearing in Exhibit 99.2 hereto, is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1   Press Release of USA Interactive dated February 6, 2003.
         99.2   Forward-Looking Financial Information.

ITEM 9.  REGULATION FD DISCLOSURE

         A copy of the Registrant's supplemental information, appearing in
         Exhibit 99.3 hereto, is furnished pursuant to Regulation FD.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          USA INTERACTIVE


                                          By: /s/ Dara Khosrowshahi
                                              --------------------------------
                                          Name:   Dara Khosrowshahi
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

         Date: February 6, 2003

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                                  EXHIBIT INDEX

     Exhibit No.                             Description

         99.1          Press Release of USA Interactive dated February 6, 2003.

         99.2          Forward-Looking Financial Information.

         99.3          Supplemental Information.